1


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 8, 2003


Orbit International Corp.
(Exact name of registrant as specified in its charter)




Delaware	0-3936	11-1826363
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	 File Number)	Identification No.)


                    80 Cabot Court
                Hauppauge, New York  					11788
	(Address of principal executive offices)	(Zip Code)


Registrant?s telephone number, including area code:  631-435-8300


                                   Not Applicable____________________
(Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 ? Orbit International Corp. Press Release, issued May 8, 2003.

Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 9. "Regulation FD Disclosure" and Item 12. ?Disclosure of Results of Operations and Financial Condition.? On May 8, 2003,
Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its first-quarter ended March 31, 2003 and providing future guidance for its 2003 fiscal year. A copy of Orbit?s press release is attached to this report as Exhibit 99.1 and incorporated by reference
herein.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly
authorized.


Dated: May 8, 2003				Orbit International Corp.

By:      s/s Dennis Sun	shine											Dennis Sunshine
Chief Executive Officer and President





S:\dlb\Orbit Int. Corp\Form 8-K\8-K 5-8-03.doc



















EXHIBIT 99.1


CONTACT						FOR IMMEDIATE RELEASE
Mitchell Binder					May 8, 2003
631-435-8300


ORBIT INTERNATIONAL CORP. REPORTS
 52% RISE IN EARNINGS ON 6% INCREASE IN SALES
FOR THE FIRST QUARTER

Company Expects Growth Trend to Continue Throughout 2003


Hauppauge, New York, May 8, 2002?Orbit International Corp.
(NASDAQ:ORBT), a niche
manufacturer of customized components, subsystems and
 power units for military and non-
military applications, today announced results for the first quarter ended March 31, 2003.

Operating results
Sales increased 6% to $4,321,000 for the three months
 ended March 31, 2003 from $4,088,000
for the same period last year.  Net income for the three
 months ended March 31, 2003 rose 52%
to $406,000, equal to $.17 per diluted share, compared
 to $267,000, or $.12 per diluted share, for the same period last year.

Financial Condition
The Company reported that Orbit International?s balance sheet continues to be strong. At March
31, 2003, total current assets were $10.7 million versus total current liabilities of $3.3 million?a
3.3 to 1 current ratio.

Future Guidance
Looking ahead, the Company said that it expects revenue for the year ended December 31, 2003 to be in the range of $17.6 million to $18.0 million. Due to product mix and continued cost
containment, the Company expects net income to be between $1.45 million and $1.53 million,
equal to between $.62 and $.65 per diluted share for the full 2003 year.

Dennis Sunshine, President and Chief Executive Officer commented,
 ?The results for the first
quarter reflect strong revenues from both our Electronics and Power Units Segments. The
Company continues to exercise tight controls over its operating costs and continues to benefit
from significant incremental profitability from its revenue growth.?

Sunshine continued, ?Both of our operating segments are continuing to pursue a significant amount of new business opportunities that should lay the foundation for continued growth in
operating results in 2003 and beyond. Our challenge is to continue to identify those programs that will provide us the best financial returns for our engineering and design efforts.
Furthermore, we continue to work with our investment banker in identifying new opportunities that would be both complementary to our existing operations and accretive to earnings.?

Investors Conference Call

The Company will hold a conference call for investors today,
 May 8, 2003, at 11:00 a.m.(EDT).
U.S. based investors should phone: 800-289-0530 and use the conference code: 547723.
Overseas investors should phone: 913-981-5524 and use
 the 547723 conference code.  Investors
are requested to dial in 5 to 10 minutes before the 11:00 a.m. (EDT) starting time.

For those who cannot listen live, a replay will be available starting 1:00 p.m.(EDT) today and
until tomorrow, May 9, 2003 at 6:00 p.m. (EDT). For the replay, U.S. based investors should phone 888-203-1112 and use the conference code: 547723.
  Overseas investors should phone:
719-457-0820 and use the 547723 conference code.

Orbit International Corp., based in Hauppauge, New York is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications. Its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units and low noise uninterruptable power supplies (UPS).  The Behlman
military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company?s
business, the reader is referred to the Company?s Annual
Report on Form 10-KSB for the fiscal
year ended December 31, 2002.

This press release contains forward-looking statements, within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company?s future guidance and expectations relating to projected
revenues, net income and earnings per share for the 2003 year, expectations that the growth trend will continue throughout 2003, and continued growth in operating results in 2003 and beyond.
These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions and changing needs of the defense sector and the Company?s customers. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company?s reports and registration statements filed with the Securities and Exchange Commission.




























ORBIT
INTERNA
TIONAL
CORP
CONSOLI
DATED
STATEME
NTS OF
OPERATI
ONS(In
thousands
, except
per share
data)




































Three Months Ended











March 31,











2003
2002


















Net sales





 $         4,321
 $        4,088


















Cost of sales




            2,552
           2,531


















Gross profit




            1,769
           1,557


















Selling, general and











  administrative expenses



            1,396
           1,305


















Interest expense




                  7
                21


















Investment and other income



               (40)
               (36)


















Net income before taxes



               406
              267


















Income tax




                 -
                -


















Net income




               406
              267































Basic earnings per share



 $           0.19
 $          0.13


















Diluted earnings per share



 $           0.17
 $          0.12































Weighted shares outstanding:
























Basic




            2,120
           2,109



















Diluted




            2,353
           2,217




















































































ORBIT INTERNATIONAL CORP





CONSOLIDATED BALANCE SHEET DATA






















3/31/03


12/31/02





ASSETS












Current assets












Cash and cash equivalents
 $   1,228,000


 $  2,022,000






Investments in markertable securities
            3,000


           3,000






Accounts receivable, less allowance










  for doubtful accounts
      1,907,000


     1,355,000






Inventories

      7,373,000


     7,109,000






Other current assets

         128,000


        154,000






Deferred tax assets

           75,000


         75,000




















Total current assets
    10,714,000


   10,718,000


















Property, plant and equipment, net
         198,000


        218,000





Goodwill



         868,000


        868,000





Other assets


         773,000


        853,000





Deferred tax assets


         275,000


        275,000




















Total assets
    12,828,000


   12,932,000


















LIABILITIES AND STOCKHOLDERS' EQUITY









Current liabilities












Current portion of long term










  obligations

         187,000


        201,000






Accounts payable

      1,505,000


     1,048,000






Notes payable

                 -


        766,000






Accrued expenses

         933,000


     1,029,000






Accounts payable, accrued expenses,










  and reserves applicable to discontinued









  operations

         550,000


        555,000






Customer advances

                 -


         47,000






Deferred income

           85,000


         85,000




















Total current liabilities
      3,260,000


     3,731,000


















Deferred income


         748,000


        769,000





Long-term obligations

         139,000


        173,000




















Total liabilities
      4,147,000


     4,673,000


















Stockholders' Equity












Common stock

         314,000


        313,000






Additional paid-in capital
    24,183,000


   24,168,000






Accumulated deficit

     (5,966,000)


    (6,372,000)






Treasury stock, at cost
     (9,850,000)


    (9,850,000)







Stockholders' equity
      8,681,000


     8,259,000




















Total liabilities and











  stockholders' equity
    12,828,000


   12,932,000